Exhibit 99.2

UHOS Q1 2016 Earnings Teleconference May 10, 2016

Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. 2

First Quarter 2016 Update CEO remarks 3

Financial Review 4

Selected Financial Data * Refer to Appendix for ASC 805 depreciation and Asset Impairment charge on the Depreciation & Amortization Reconciliation 5 (In millions) LTM 2016 2015 % Chg 2015 Consolidated Revenues 122.1 $ 113.5 $ 7.6% 457.3 $ Cash Gross Margin 56.6 56.5 0.2% 218.7 % of Revenue 46.4% 49.8% 47.8% Historical Depreciation (16.6) (17.9) (68.3) Gross Margin * 40.0 38.6 3.6% 150.4 % of Revenue 32.8% 34.0% 32.9% Adjusted SG&A 25.7 23.1 11.1% 98.8 % of Revenue 21.0% 20.4% 21.6% Non Controlling Interest 0.1 0.1 0.4 % of Revenue 0.1% 0.1% 0.1% Adjusted EBITDA 30.8 $ 33.3 $ -7.4% 119.5 $ 1st Quarter

Medical Equipment Solutions Trend Analysis Revenue growth for the quarter was driven by advances in 360 solutions and the sale of used equipment. Gross margin rate decreases in Q1 reflect mix of increased used equipment sales partially offset by lower depreciation. SUPPLEMENTAL & PEAK NEEDS USAGE SOLUTIONS CUSTOMIZED EQUIPMENT AGREEMENTS SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS SPECIALTY MEDICAL EQUIPMENT SALES, DISTRIBUTION AND DISPOSAL SOLUTIONS Excludes Asset Impairment charge of $0.0 for Q1 2016, $1.7 for Q1 2015, and $1.6 for LTM 2016 6 (In millions) LTM 2016 2015 % Chg 2016 Revenues 80.2 $ 74.1 $ 8.3% 291.2 $ Cash Gross Margin 43.0 44.0 -2.4% 165.3 % of Revenue 53.6% 59.4% 56.8% . Historical Depreciation * (14.8) (16.2) (60.7) Gross Margin * 28.2 $ 27.8 $ 1.4% 104.6 $ % of Revenue 35.1% 37.5% 35.9% 1st Quarter

Clinical Engineering Solutions Trend Analysis Revenue growth in Q1 driven by advances in supplemental services and manufacturer service solutions. Gross margin rate improvements in Q1 reflect lower vendor expense and a favorable mix shift to higher margin supplemental services. SUPPLEMENTAL MAINTENANCE AND REPAIR SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS MANUFACTURER SERVICES SOLUTIONS 7 (In millions) LTM 2016 2015 % Chg 2016 Revenues 25.6 $ 24.4 $ 4.8% 100.4 $ Cash Gross Margin 5.8 5.4 6.5% 21.6 % of Revenue 22.6% 22.2% 21.5% Historical Depreciation (0.2) (0.2) (1.0) Gross Margin 5.6 $ 5.2 $ 7.5% 20.6 $ % of Revenue 21.7% 21.2% 20.5% 1st Quarter

Surgical Services Trend Analysis Q1 revenue growth of 8.7% driven primarily by organic growth in most modalities. Gross margin rate improvements driven by higher leverage from volume growth and mix. ON-DEMAND AND SCHEDULED USAGE SOLUTIONS 360 ON-SITE MANAGED SOLUTIONS 8 (In millions) LTM 2016 2015 % Chg 2016 Revenues 16.3 $ 15.0 $ 8.7% 65.7 $ Cash Gross Margin * 7.8 7.1 11.0% 31.8 % of Revenue 48.0% 47.0% 48.4% Historical Depreciation (1.6) (1.5) (6.6) Gross Margin * 6.2 $ 5.6 $ 10.7% 25.2 $ % of Revenue 38.0% 37.3% 38.4% 1st Quarter

Capital Structure / Liquidity Liquidity Remains Strong 9 Q1 increase in Total Debt and Interest was driven by the timing and amount of employee compensation payments. (In millions) 2016 Credit Facility 235.0 $ Borrowing Base 166.9 Borrowings/LOC 57.9 Available Liquidity 109.0 $ Memo Revolver maturity - May 2020 Original and Add-on Notes maturity - August 2020 Liquidity (In millions) 3/31/2016 12/31/2015 Original Notes - 7.625% 425.0 425.0 Add-on Notes - 7.625% 220.0 220.0 Credit Facility 54.0 28.0 Consolidated Capital Leases 15.0 15.3 Subtotal Debt 714.0 688.3 Add: Accrued Interest 6.4 18.7 Total Debt and Interest 720.4 707.0 Memo Adjusted EBITDA* 119.5 $ 122.0 $ Leverage** 6.0 5.8 * LTM Adjusted EBITDA **Excludes unamortized bond premium of $9.0 and $9.4 for 2016 and 2015. Excludes deferred financing costs of $9.8M and $10.3M for 2016 and 2015. Refer to Appendix for reconciliation of Adjusted EBITDA Capital Structure **

2015 Actual 2016 Guidance Adjusted EBITDA $122.0 $124-129 Accrual CAPEX $49 $55-$65 Year-end Leverage 5.8x 5.6x-5.8x (In millions) Street Guidance for 2016 10

EBITDA Reconciliation: 2016 & 2015 Gross Margin/SG&A Reconciliations Depreciation and Amortization Reconciliation Appendix 11

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), before management, board and strategic fees, stock option expense, reorganization costs, ASC 805 impact, loss on extinguishment of debt, transaction and related costs, and non-recurring, unusual or infrequent expenses. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company’s ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals (“GAAP”) and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management’s discretionary use. A reconciliation of consolidated net income (loss) to EBITDA and Adjusted EBITDA is included below. (Draft) (Draft) EBITDA Reconciliation 12 (In millions) LTM 2016 2015 2016 Net loss attributable to UHS (4.7) $ (7.1) $ (26.2) $ Interest expense 13.1 13.3 53.0 Provision for income taxes 0.2 0.2 0.8 Depreciation and amortization 20.8 24.4 88.2 EBITDA 29.4 30.8 115.8 Gain on Settlement - - (5.7) Management, board & strategic fees 0.6 2.1 4.3 Restructuring, acquisition and integration expenses - - 2.3 Stock expense 0.8 0.4 2.8 Adjusted EBITDA 30.8 $ 33.3 $ 119.5 $ 1st Quarter

SG&A Reconciliation 13 (In millions) LTM 2016 2015 2016 SG&A per GAAP to Adjusted SG&A SG&A per GAAP 31.2 30.2 123.5 Management, Board, & Strategic Fees (0.6) (2.1) (4.3) Stock Expense (0.8) (0.4) (2.8) Historical Depreciation & Amortization (1.2) (1.5) (5.8) ASC 805 Depreciation & Amortization (2.9) (3.1) (11.8) Adjusted SG&A 25.7 $ 23.1 $ 98.8 $ 1st Quarter

Depreciation & Amortization Reconciliations 14 (In millions) LTM 2016 2015 2016 Historical Medical Equipment Solutions Depreciation 14.8 $ 16.2 $ 60.7 $ Asset Impairment Charge - 1.7 1.6 Total Medical Equipment Solutions Depreciation 14.8 17.9 62.3 Historical Clinical Engineering Solutions Depreciation 0.2 0.2 1.0 Total Clinical Engineering Solutions Depreciation 0.2 0.2 1.0 Historical Surgical Services Depreciation 1.6 1.5 6.6 ASC 805 Surgical Services Depreciation 0.1 0.2 0.7 Total Surgical Services Depreciation 1.7 1.7 7.3 Historical Gross Margin Depreciation 16.6 17.9 68.3 Gross Margin ASC 805 Depreciation 0.1 0.2 0.7 Asset Impairment Charge - 1.7 1.6 Total Gross Margin Depreciation 16.7 19.8 70.6 Historical Selling, General, and Admin Depreciation 1.2 1.5 5.8 Total Selling, General, and Admin Depreciation 1.2 1.5 5.8 ASC 805 Selling, General, and Admin Amortization 2.9 3.1 11.8 Total ASC 805 Selling, General, and Admin Amortization 2.9 3.1 11.8 Total Depreciation and Amortization 20.8 $ 24.4 $ 88.2 $ 1st Quarter